1 Acquisition of NIA and Partnership with Centene November 17, 2022 Exhibit 99.1

2 Safe Harbor Statement Certain statements, including but not limited to estimates of Adjusted EBITDA, earnings growth, expected cost synergies and net leverage ratios, made in this presentation and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to our guidance and business outlook and future performance, leverage or financial results, including of NIA, and our strategy. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others: risks and uncertainties related to the possibility that the closing of the NIA transaction may be delayed or may not occur, and the risk that litigation or other matters could affect the closing, the significant portion of revenue we derive from our largest partners, and the potential loss, non-renewal, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate; evolution in the market for value- based care; uncertainty in the health care regulatory framework, including the potential impact of policy changes; our ability to offer new and innovative products and services; risks related to completed and future acquisitions, investments, alliances and joint ventures, divert management resources, or result in unanticipated costs or dilute our stockholders; the financial benefits we expect to receive as a result of the sale of certain assets of Passport may not be realized; the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including governmental funding reductions and other policy changes, enrollment numbers for our partners’ plans, premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs; risks relating to our ability to maintain profitability for our total cost of care and New Century Health’s performance-based contracts and products, including capitation and risk-bearing contracts; our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures; changes in general economic conditions nationally and regionally in our markets, including inflation and economic and business conditions and the impact thereof on the economy resulting from the COVID-19 pandemic and other public health emergencies our ability to recover the significant upfront costs in our partner relationships; our ability to attract new partners and successfully capture new growth opportunities; the increasing number of risk-sharing arrangements we enter into with our partners; our ability to estimate the size of our target markets; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to governmental payer audits and actions, including whistleblower claims; our ability to partner with providers due to exclusivity provisions in our contracts; risks related to our offshore operations; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the impact of additional goodwill and intangible asset impairments on our results of operations; our indebtedness, our ability to service our indebtedness, and our ability to obtain additional financing; our ability to achieve profitability in the future; the impact of litigation, including the ongoing class action lawsuit; material weaknesses in the future may impact our ability to conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements; restrictions and penalties as a result of privacy and data protection laws; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; restrictions and penalties as a result of privacy and data protection laws; adequate protection of our intellectual property, including trademarks; any alleged infringement, misappropriation or violation of third- party proprietary rights; our use of “open source” software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; our ability to use, disclose, de-identify or license data and to integrate third-party technologies; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our partners; our reliance on third-party vendors to host and maintain our technology platform; our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; the terms of agreements between us and certain of our pre-IPO investors; the conditional conversion features of the 2024 and 2025 convertible notes, which, if triggered, could require us to settle the 2024 or 2025 convertible notes in cash; the potential volatility of our Class A common stock price; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale; provisions in our second amended and restated certificate of incorporation and third amended and restated by- laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; and our intention not to pay cash dividends on our Class A common stock. The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K") and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this presentation do not constitute legal, tax or business advice. Anyone reading this presentation should seek advice based on their circumstances from independent legal, tax and business advisors.

3 Overview of Today’s Announcements • Attractive Strategic Fit. NIA, to be acquired from Centene Corporation (NYSE: CNC), is a unique scaled asset that offers complementary specialty management products to improve service and quality to health plan customers and their members • Strengthens Evolent Health Financial Profile. Expected to add $50M of Adjusted EBITDA1 before synergies, with high visibility to $85M after identified synergies and rollout of contracted new business; transaction immediately accretive to free cash flow per share before synergies • Compelling Valuation. Initial purchase price of $650M is 13.0-times stand-alone Adjusted EBITDA1; after synergies, contracted new business, and up to $150M in contingent consideration, total value of 9.4-times pro forma Adjusted EBITDA1 • Accretive Financing and a Strong Balance Sheet. $650M in upfront consideration consisting of $400M in cash and $250M in EVH stock issued at $29.50, a 24% premium to the close price on 11/16/22. Prioritizing capital allocation to debt paydown, with clear path to de-leveraging to under 2.0x • Anticipated close in 1H 2023 subject to customary closing conditions Transaction is Accretive, Diversifies Revenue Base, Enhances The Evolent Specialty Platform, Maintains a Strong Balance Sheet and Expands The Cross-Sell Opportunity From $16B to over $50B2 Multi-specialty partnership across all lines of business • Further solidifies partnership with a major payer, extending all commercial agreements through 2027 • Includes contracted new business expansions for NIA services, expected to contribute $20M+ in Adjusted EBITDA1 on a run-rate basis • Strong foundation for continued partnership expansion Acquisition of NIA Centene Strategic Partnership 1. $50M represents NIA 2023 expected Adjusted EBITDA. $85M represents Q4 2024 run-rate including estimated cost synergies and contracted CNC/NIA expansion. Adjusted EBITDA is a non-GAAP measure, see “Non-GAAP Financial Measures” for definition. 2. Evolent Health internal estimates based on Evolent and NIA specialties and total membership of existing clients.

4 Strategic Rationale Accelerates Value-Based Specialty Care Leadership1 Financially Attractive and Immediately Accretive Transaction2 Builds on Evolent’s Strong Foundation3

5 $49 $70 $110 $161 $245 Q4 18 Q4 19 Q4 20 Q4 21 Q3 22 Acquisition Builds on Proven Growth Engine Y/Y Organic Growth Rate 43% 57% 42% 39%2 Clinical Solutions share of YTD 2022 revenue: 68% Selected Customers Clinical Solutions Revenue ($ in MM, excludes revenue from divested assets1) 1 1. Non-GAAP measure, see “Non-GAAP Financial Measures” for definition. Q4 2018, Q4 2019, Q4 2020 and Q4 2021 Clinical Solutions revenue was $48.8M, $102.2M, $146.6M and $161.1M, respectively. 2. Compares Q3 22 to Q4 21.

1 NIA Provides Highly Complementary Services on a National Scale

NIA at a Glance

Overview

Specialty benefit management organization focused on complex, high-cost populations and high-cost categories

Manages the clinical appropriateness of tests, procedures and care that are prone to overuse and variation in cost and quality

Business Model

Analogous to NCH Technology & Services Suite, with comparable EBITDA[1] contribution margins (50%+ at maturity)

25+ years
in specialty benefit management

~30M lives
distinct members under management

20+ partners
diverse nationwide footprint

Complementary to Evolent



Radiology
Genetic Testing
Oncology
Cardio
MSK UM
MSK Surgery (IPG)
Physical Medicine
End of Life
evolent HEALTH
NIA

"We would love to be able to use one vendor for all specialties and have had to say no to niche vendors because it's another portal that the provider must go through."

Large BCBS Plan

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition.

6

evolent HEALTH

2 Attractive Financial Transaction and Centene Partnership Expansion

Expected Adjusted EBITDA[1] ($ in MM)



Transaction Run-Rate Adjusted EBITDA[1] for Acquisition Expected By Q4 2024
$50
$15
$20
$85
2A
2B
2C
2023E NIA Adjusted EBITDA
Estimated Cost Synergies
Contracted CNC/NIA Expansion
Synergized Run-rate Adjusted EBITDA
Organic Growth and Cross-Sell
CNC Strategic Expansion

- Attractive Valuation: 13.0-times current estimated Adjusted EBITDA[1]; 9.4-times after high visibility synergies
- Accretive Immediately: Transaction accretive to expected Adjusted EBITDA[1] margins and free cash flow
- Compelling Synergy Opportunity: $15M of expected hard cost synergies, further enhanced by revenue synergies and continued organic growth

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition.

7

evolent HEALTH

8 Significant Near / Medium Term Cost Synergies Service Automation and Optimization Platform Integration SG&A Streamlining and Global Operations $15M+ Run- Rate Cost Savings Impact Anticipated By Q4 2024 ✓Capturing benefits of combining overhead ✓ Leveraging scaled Evolent operations in India and Philippines ✓Deploying Evolent’s expertise in robotic process automation and AI/ML ✓Enhancing combined service operations ✓Eliminate duplicative maintenance and infrastructure costs ✓Delivering best-in-class integrated service to customers Relative Contribution to $15M $$$ $$ $ 2A

9 Oncology Cardiology MSK Surgical End of Life Radiology MSK UM Physical Medicine Genetic Testing Fully-Contracted NIA Expansion Driving $20M of Expected Incremental Adj. EBITDA1 With Centene, With Significant Additional Opportunity Ahead2B Existing Business Expanded Commitments Future Opportunity Tech & Services Performance Suite New CNC/NIA contracts expected to generate $20M of new Adjusted EBITDA1 by Q4 2024 • At closing, existing expanded contracts signed with consistent term through 2027 • Opportunity exists via expanding technology & services offerings and through the performance suite Building on Strong Foundation Centene Relationship by Product 1. Non-GAAP measure, see “Non-GAAP Financial Measures” for definition. “Magellan Specialty Health has been a trusted partner of Centene and its health plans for more than a decade. By combining Magellan Specialty Health with Evolent, which is also a trusted strategic partner, Centene will have access to a broad and integrated portfolio of value-based specialty solutions across Centene’s geographies and lines of business.” Sarah London, Centene CEO

10 Significant Diversification, Cross-Sell Unlocked by Combination Significant Cross-Sell Opportunity… …Driving Large Revenue Synergy Opportunity Annual revenue opportunity from cross-sell Total Specialty TAM2 = $150B+ $50B Evolent + NIA Cross-Sell Opportunity1 $16B – top NCH Opportunities1 $1.5B – Pro Forma Revenue 2C Note: Evolent Health and NIA provide different complimentary services to Maryland Physicians Care. 1. Evolent Health internal estimates based on Evolent and NIA specialties and total membership of existing clients. 2. Evolent Health internal estimates based on Evolent and NIA specialties and total national health plan membership.

11 • Acquisition of stock and related assets of NIA from Centene • $650M of upfront consideration comprising $400M in cash and $250M of newly issued Evolent equity at a $29.50 reference price, a 24% premium to the close price on 11/16/22 o Stock issuance subject to lock-up and other provisions • $150M of contingent consideration payable in Q1 2024 based on reaching performance milestones during 2023 o Earnout payable in cash and up to 50% Evolent equity at Evolent’s option • Cash component of consideration to be funded through cash on the balance sheet and a committed financing package from Ares Capital, consisting of: o Upsizing existing first-lien credit facility by up to $265M; cash interest at S+600 o Issuance of $175M in convertible perpetual preferred equity with an initial conversion price of $40.00, a 68% premium to the close price on 11/16/22; cash dividend at S+600 • Acquisition will be integrated into Evolent’s Clinical Solutions segment Transaction Structure 110M Shares 4.3M Shares $197M $490M Common Equity Sr. Debt Preferred Equity Convertible Notes Capital Structure (Pro Forma)

Plan to Efficiently De-Lever Post Close

Pro Forma Net Leverage Ratio Targets[1]

Cash flow provides path to de-leveraging



3.7x
2.5x
<3.0x
<2.1x
<2.0x
<1.2x
Deal Close
12/31/2023
12/31/2024
Convertible Notes
Net Senior Secured Debt

Capital Allocation Priorities

Enhancing Core Business through Product Investment
- Ensuring that our products and teams are world-class, enabling strong customer satisfaction, retention, growth and profitability
- Continued strong annual R&D investment

Disciplined Core Accelerating M&A
- Disciplined use of M&A capital to accelerate growth and profitability in the core business
- Focus on accretive M&A

Efficient Capital Structure
- Maintain a flexible net leverage level that minimizes volatility to rates while prudently managing cash interest, maturity timing, etc.

Prioritize debt paydown post close

1. Non-GAAP measure. Target leverage ratios calculated as total debt less cash divided by trailing twelve month Adjusted EBITDA. Total debt excludes $24M of in-the-money 2024 convertible notes (conversion price of $18.23).

12

13 Building On A Strong Foundation: Near-Term Outlook Updates • Evolent 2023 Revenue Growth expected to exceed 25% before impact of NIA1 • Anticipate continued Adjusted EBITDA2 margin expansion in 2023 vs. YTD 2022 results (before accretive impact of NIA) • Evolent + NIA expected to generate cash flow in excess of $120M in 2023 before interest expense3 1. Represents 20%+ organic growth plus a full year of the IPG acquisition. 2. Non-GAAP measure, see “Non-GAAP Financial Measures” for definition. 3. Non-GAAP measure, excludes any payment of Vital/IPG earnouts and typical transaction expenses; assumes a Q1 2023 transaction close.

14 Why Evolent Health? Investment Considerations Execution Drives Shareholder Value Efficient Capital Allocation Strong and Expanding Margins Compelling Long-Term Organic Growth Commitment to Shareholder Value

15 Confidential – Do Not Distribute Appendix

16 Non-GAAP Financial Measures In addition to disclosing financial results that are determined in accordance with GAAP, we present and discuss certain non-GAAP financial measures, as supplemental measures to help investors evaluate our fundamental operational performance. Adjusted EBITDA is defined as net income (loss) attributable to NIA before interest income, interest expense, provision (benefit) for income taxes, depreciation and amortization expenses, adjusted to exclude gain on transfer of membership, loss on extinguishment/repayment of debt, net, gain from equity method investees, changes in fair value of contingent consideration, change in the tax receivable agreement liability, other income (expense), net, repositioning costs, stock- based compensation expense, severance costs, amortization of contract cost assets, strategy and shareholder advisory services, acquisition-related costs and gain (loss) from discontinued operations. We do not attempt to provide a reconciliation of Adjusted EBITDA for NIA to the most directly comparable GAAP measure of net income for NIA as certain elements of the Adjusted EBITDA cannot be precisely calculated without unreasonable effort or expense and the significance of these elements are indeterminable at this time. Forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable effort or expense. Revenue Excluding Divested Assets is defined as the sum of revenue less revenue from our divested health plan assets, specifically Passport. Management uses Revenue Excluding Divested Assets as a supplemental performance measure because it reflects our on-going operational results. The measure is useful to investors because it reflects the full view of our operational performance in line with how we generate our long-term forecasts. ($ in millions) Q4 2018 Q4 2019 Q4 2020 Q4 2021 Clinical solutions revenue $48.8 $102.2 $146.6 $161.1 Less: Divested assets - 32.3 36.8 0.0 Clinical revenue excluding divested assets $48.8 $69.9 $109.8 $159.1